UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event report): August 12, 2004

SENSYTECH, INC.

(Exact Name of Registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

000-08193	38-1873250
(Commission File No.)	(I.R.S. Employer
Identification No.)

8419 Terminal Road, Newington, Virginia 22122-1430

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703)550-7000

SENSYTECH, INC. AND SUBSIDIARIES

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits

Exhibit Number	Description

99.1	Press Release, dated August 12, 2004, issued by Sensytech, Inc.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 12, 2004, Sensytech, Inc. (the “Company”) reported its results for the third quarter ended June 30, 2004. The Company’s press release, dated August 12, 2004, is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report be signed on its behalf by the undersigned, thereunto duly authorized.

SENSYTECH, INC.

August 12, 2004	By: /s/ Donald F. Fultz

Donald F. Fultz
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated August 12, 2004, issued by Sensytech, Inc.